COVID-19 Business Update June 1, 2020

This presentation contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this presentation. These forward-looking statements are made as of the date of this presentation and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the duration and scope of the COVID-19 pandemic; the impact of the COVID-19 pandemic on occupancy rates and on the operations of the Company and its tenants; actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting the Company’s properties and the operations of the Company and its tenants; the effects of health and safety measures adopted by the Company and its tenants related to the COVID-19 pandemic; the impact of the COVID-19 pandemic on the business and financial condition of tenants; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2019, under the heading "Risk Factors" in the Company's Quarterly Report on Form 10-Q filed with the SEC for the quarter ended March 31, 2020, and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Reopening Safety Safety is a focus as a majority of For the safety of all, please HR markets reopen and tenants serve WEAR A MASK pent up demand from patients Please wear a mask or face covering Please limit the number of persons STAY 6 FEET APART on the elevator. Help us practice social distancing by staying 6 feet apart Help us practice social distancing. Consider 6 FEET using the stairs. HAND SANITIZER STATIONS IF SICK, DO NOT ENTER installed at building If you are experiencing: entrances SOCIAL DISTANCE FEVER COUGHING DIFFICULTY BREATHING SIGNS Please do not enter this building unless your installed in buildings and doctor has confirmed that you are not contagious. elevators MAINTAIN YOUR SOCIAL DISTANCE PPE AVAILABLE TO EMPLOYEES FLOOR DECALS 3-ply masks installed 6 feet apart KN95 masks in front of elevators Nitrile gloves Disinfecting wipes Plastic face shields MOVE FORWARD AS SPACE ALLOWS 3

Reopening Process PATIENT SCREENING Many tenants screening patients outside suites VENDORS WEARING MASKS Staff and onsite building vendors are wearing masks in common areas and inside tenant suites 4

COVID-19 Update INCREASING INDUSTRY OUTPATIENT VOLUME(1) WORK ORDERS NORMALIZING 100% 100% OF PRE- 90 90 77% PANDEMIC OF PRE- WORK ORDERS 80 PANDEMIC 80 69% OUTPATIENT VOLUME 70 70 60 60 50 50 40 40 49% 42% 30 30 3/1 3/8 3/15 3/22 3/29 4/5 4/12 4/19 4/26 5/3 5/10 3/6 3/13 3/20 3/27 4/3 4/10 4/17 4/24 5/1 5/8 5/15 5/22 5/29 DEFERRALS DECREASING IMPROVING LEASING ACTIVITY Early indicators suggest 8% % OF DEFERRED RENT 100% % OF NORMAL TOUR VOLUME continued improvement in June 7% 6 75 79% 4 50 4% 49% 2 25 0 0 APRIL MAY APRIL MAY (1) Source: Ateev Mehrotra et al., “The Impact of the COVID-19 Pandemic on Outpatient Visits: A Rebound Emerges,” May 19, 2020. https://www.commonwealthfund.org/publications/2020/apr/impact-covid-19-outpatient-visits 5

Rent Collection TOTAL BILLED CHARGES Cash collection and deferrals improved in May vs April RANGE OF HISTORICAL CURRENT PERIOD A/R AS OF 5/29 9% HIGH AS OF 5/29 AS OF 5/4 PAID 92% PAID 5% 89% AVG 4% 92% CURRENT 4% 4% A/R PERIOD A/R LOW APRIL 1% MAY 4% 7% DEFERRED 7% DEFERRED 6

Specialty Deferral Prevalence Deferral prevalence among more elective specialties % OF HR'S TOTAL MONTHLY RENT declined in May vs April DEFERRAL PREVALENCE 9% 52% 60% A 8 PR IL 50 7 6 40 SPECIALTIES' RENT 5 25% DEFERRAL PREVALENCE 4.2% 30 4 M A Y 3 20 2.3% 2 10 1 1% 0 0 Dentistry Plastic Optometry Dermatology Ophthalmology Ortho OB-GYN ASC Pediatrics Imaging Neurology Cardiology Oncology Surgery MORE ELECTIVE LESS ELECTIVE SPECIALTIES SPECIALTIES 7

Market Deferral Prevalence HR’S % OF RENT FROM NON-HOSPITAL TENANTS BY MARKET (1) DEFERRAL PREVALENCE Deferral prevalence 80% declined in May 25% 72% 70 19% DEFERRAL PREVALENCE 20 60 APRIL 50 15 40 10 30 4% 20 17% 5 10 MAY 0% 0 0 Honolulu Houston Los Angeles Dallas Denver Seattle DC Oklahoma City Charlotte Indianapolis (1) HR’s rent from non-hospital tenants within a market divided by HR’s total rent within the same market 8

Liquidity & Acquisitions

LIQUIDITY

- On May 29th, the Company drew $150M on its unsecured delayed draw term loan due 2026 to pay down borrowings under the revolver.
- Sale of two single-tenant properties to Mercy Health will generate $244M of capital[1]. Proceeds will be reinvested in our pipeline and achieve the following benefits:
  - Increases multi-tenant mix to 92% of the portfolio from 86% as of 1Q20
  - Incremental rotation into properties in the top-50 MSAs with expected rent growth of 2.5–3.0% vs current Mercy rent growth of 1.5%
  - Substantially eliminates exposure to fixed price purchase options

ACQUISITIONS

- Market re-openings and improving deferral/ collections data increases confidence in resuming acquisitions
- Robust pipeline with over $300M of in-process acquisitions, including six deals under contract at a 5.6% expected cap rate
- Deal closings expected to resume in 3Q after extended due diligence periods with all under contract properties expected to close by year end 2020


$964M
ESTIMATED CURRENT AVAILABLE LIQUIDITY
$720M
CASH AND
REVOLVER
AVAILABILITY(2)
$244M
MERCY
SALE
PROCEEDS


$305M
OF IN-PROCESS ACQUISITIONS
$155M
UNDER CONTRACT
$150M+
IN NEGOTIATION

[1] For additional detail please reference the Company's 8-K filed on June 1, 2020.
[2] $22.4M of net proceeds raised through ATM issuance in May.

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